Exhibit 99.3

1Q 2017 Earnings Call 17 February 2017 21 Exhibit 99.3 (Furnished herewith)

Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the U.S. Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 22

1Q 2017 Overview ($ millions except where noted) 1Q 2017 1Q 2017 vs. 1Q 2016 Net Sales & Revenues $5,625 2% Net Sales (equipment operations) $4,698 1% Net Income (attributable to Deere & Company) $194 24% Diluted EPS ($ per share) $0.61 24% 23

1Q 2017 Overview Equipment Operations 1Q 2017 vs. 1Q 2016 Net Sales 1% Price realization Currency translation 2 points 1 point 24

Worldwide Agriculture & Turf 1Q 2017 Overview ($ millions) 1Q 2017 1Q 2017 vs. 1Q 2016 Net Sales $3,598 Flat Operating Profit* $213 48% *1Q 2017 operating profit impacted by: + Gain on sale of partial interest in SiteOne Landscape Supply, Inc. + Price realization Voluntary employee-separation program expenses Warranty costs Foreign-currency exchange 25

U.S. Farm Cash Receipts Source: 2001–2015: USDA, 7 February 2017 2016F–2017F: Deere & Company forecast as of 17 February 2017 26 $0 $100 $200 $300 $400 $500 2001 2003 2005 2007 2009 2011 2013 2015 2017F $ Billions Crops Livestock Government Payments

Global Stocks-to-Use Ratios Source: USDA, 9 February 2017 Cotton Wheat Corn Soybeans 27 0% 20% 40% 60% 80% 100% 120% 0% 10% 20% 30% 40% 50% 60% 1995 1998 2001 2004 2007 2010 2013 2016P Cotton Ratios

Economic Update EU 28 * Includes wheat, barley, corn, sunflower seed, rapeseed, soybean, sugar beet, cotton, rice Source: IHS Global Insight, February 2017 Source: EU Com, LTO, IFCN, January 2017 Deere & Company forecast as of 17 February 2017 28 $0 $30 $60 $90 $120 $150 2008 2011 2014 2017F US$ Billions Crop Value of Production* € 120 € 180 € 240 € 300 € 360 € 420 € 220 € 270 € 320 € 370 € 420 € 470 2008 2011 2014 2017F Beef meat and Pork meat - € per 100 kg Milk - € per MT Dairy, Beef and Pork Prices Milk Milk 10yr avg Beef meat Beef meat 10yr avg Pork meat Pork meat 10yr avg

Economic Update Brazil * Includes key grains, ethanol, sugar Source: IHS Global Insight, February 2017 Rate change effective July 2016 10.5% 8.5% Note: PSI-FINAME was key credit line for machinery acquisition 2011–2014; Moderfrota is currently the most attractive credit line Source: ABIMAQ (Brazilian Association of Machinery & Equipment) and BNDES Eligible Finance Rates for Agriculture Equipment 29 $0 $30 $60 $90 $120 $150 2008 2011 2014 2017F US$ Billions Crop Value of Production* Farmers with Annual Revenues >R$90M Farmers with Annual Revenues <R$90M 2011 2012 2013 2014 2015 2016 All Farmers 12% 10% 8% 6% 4% 2% 0%

Agriculture & Turf Retail Sales Industry Outlook Fiscal 2017 Forecast Previous Forecast U.S. and Canada Ag 5-10% 5-10% EU 28 Ag ~ 5% ~ 5% South America Ag (tractors and combines) 15-20% ~ 15% Asia Ag Flat to up slightly Flat to up slightly U.S. and Canada Turf and Utility ~ Flat ~ Flat Source: Deere & Company forecast as of 17 February 2017 (previous forecast as of 23 November 2016) 30

Worldwide Agriculture & Turf Deere & Company Outlook Fiscal 2017 Forecast Previous Forecast Net Sales ~ 3% ~ 1% Currency translation ~ Flat ~ 1 point Source: Deere & Company forecast as of 17 February 2017 (previous forecast as of 23 November 2016) 31

Worldwide Construction & Forestry 1Q 2017 Overview ($ millions) 1Q 2017 1Q 2017 vs. 1Q 2016 Net Sales $1,100 6% Operating Profit* $34 51% *1Q 2017 operating profit impacted by: Sales-incentive expenses Voluntary employee-separation program expenses 32

Worldwide Construction & Forestry U.S. Economic Indicators (annual percentage rate* except where noted) Fiscal 2017 Forecast Previous Forecast GDP Growth 2.2% 2.0% Housing Starts (thousands) 1,220 1,197 Total Construction Investment 2.5% 1.9% Government Construction Investment 1.4% 2.6% * Change from prior year in real dollars Source: IHS Global Insight, Calendar Year Estimates – January 2017 (previous forecast as of October 2016) 33

Worldwide Construction & Forestry Deere & Company Outlook Fiscal 2017 Forecast Previous Forecast Net Sales ~ 7% ~ 1% Currency translation ~ Flat ~ 1 point Source: Deere & Company forecast as of 17 February 2017 (previous forecast as of 23 November 2016) 34

Worldwide Financial Services Credit Loss History Provision for Credit Losses / Average Owned Portfolio 0.29% 15 Year Average Source: Deere & Company forecast as of 17 February 2017 35 0.0% 0.5% 1.0% 1.5% 2.0% 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017F 10 Year Average

Worldwide Financial Services ($ millions) 1Q 2017 Fiscal 2017 Forecast Previous Forecast Net Income (attributable to Deere & Company) $114 ~ $480 ~ $480 Source: Deere & Company forecast as of 17 February 2017 (previous forecast as of 23 November 2016) 36

Consolidated Trade Receivables & Inventory ($ millions) 1Q 2017* Fiscal 2017 Forecast** Previous Forecast** Agriculture & Turf $307 ~ $125 ~ $125 Construction & Forestry $154 ~ $75 ~ $125 Total (as reported) $461 ~ $200 ~ $250 Total (constant exchange) $567 ~ $200 ~ $300 * Change at 29 January 2017 vs. 31 January 2016 ** Forecasted change at 29 October 2017 vs. 30 October 2016 Note: Before the sale of receivables to John Deere Financial Source: Deere & Company forecast as of 17 February 2017 (previous forecast as of 23 November 2016) 37

1Q 2017 Fiscal 2017 Forecast Previous Forecast COS (percent of Net Sales) 80.8% ~ 78% ~ 78% Cost of Sales Equipment Operations Source: Deere & Company forecast as of 17 February 2017 (previous forecast as of 23 November 2016) 38

1Q 2017 vs. 1Q 2016 Fiscal 2017 Forecast Previous Forecast R&D Expense 3% ~ 2% ~ 3% Research & Development Expense Equipment Operations Source: Deere & Company forecast as of 17 February 2017 (previous forecast as of 23 November 2016) 39

Selling, Administrative & General Expense Equipment Operations 1Q 2017 vs. 1Q 2016 Fiscal 2017 Forecast Previous Forecast SA&G Expense 12% ~ 5% ~ 1% Voluntary separation program Commissions paid to dealers Currency translation Pension/OPEB Incentive compensation 9 points 2 points 1 point 1 point 1 point ~ 2 points ~ 1 point ~ Flat ~ Flat ~ Flat ~ 2 points ~ Flat ~ 1 point ~ Flat ~ 1 point Source: Deere & Company forecast as of 17 February 2017 (previous forecast as of 23 November 2016) 40

1Q 2017 Fiscal 2017 Forecast Previous Forecast Effective Tax Rate 50% 33-35% 33-35% Income Taxes Equipment Operations Source: Deere & Company forecast as of 17 February 2017 (previous forecast as of 23 November 2016) 41

Net Operating Cash Flows Equipment Operations * Previous forecast ~ $2.5 billion Source: Deere & Company forecast as of 17 February 2017 (previous forecast as of 23 November 2016) Fiscal 2017 Forecast* ~ $2.6 billion 42 $0 $1,000 $2,000 $3,000 $4,000 $5,000 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017F $ Millions

Deere & Company Outlook Fiscal 2017 Forecast ($ billions except where noted) 2Q 2017 Forecast Fiscal 2017 Forecast Previous Forecast Net Sales (equipment operations) ~ 1% ~ 4% ~ 1% Price realization Currency translation ~ 2 points ~ Flat ~ 1 point ~ Flat ~ 1 point ~ 1 point Net Income (attributable to Deere & Company) ~ $1.5 ~ $1.4 Source: Deere & Company forecast as of 17 February 2017 (previous forecast as of 23 November 2016) 43

Appendix 44

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Manage the balance sheet, including liquidity, to support a rating that provides access to low-cost and readily available short- and long-term funding mechanisms Reflects the strategic nature of our financial services operation Committed to “A” Rating Cash from Operations Fund Operating and Growth Needs Common Stock Dividend Share Repurchase Fund value-creating investments in our businesses Consistently and moderately raise dividend targeting a 25%-35% payout ratio of mid-cycle earnings Consider share repurchase as a means to deploy excess cash to shareholders, once above requirements are met and repurchase is viewed as value-enhancing Deere Use-of-Cash Priorities 46

Sources and Uses of Cash Fiscal 2004-2016 Equipment Operations $ Millions ~ 62% of cash from operations returned to shareholders * Other includes proceeds from maturities and sales of marketable securities and purchases of marketable securities and reconciliation for non-cash items including excess tax benefits from share-based compensation and the effect of exchange rates on cash and cash equivalents Source: Deere & Company SEC filings = Source of Cash = Use of Cash 47 $4,287 $3,141 $34,488 $835 $10,060 $1,325 $3,102 $7,084 $14,427 $473 $0 $10,000 $20,000 $30,000 $40,000 $50,000 Beginning Cash & Cash Equivalents (Fiscal 2004) Cash From Operations Divestitures, net of Acquisitions Capital Expenditures Investment in Financial Services Net Change in Debt and Intercompany Balances Dividends Share Repurchase, net of Common Stock Issuances Other* Ending Cash & Cash Equivalents (Fiscal 2016)

Deere Quarterly Dividends Declared 1Q 2004 – 1Q 2017 * Adjusted for 2 for 1 stock split on 26 November 2007 Dividend raised 114% since 2010 48 $0.11 $0.28 $0.60 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 2004 2005 2006 2007* 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017

Share Repurchase As Part of Publicly Announced Plans * All shares adjusted for two-for-one stock split effective 26 November 2007 2004–1Q 2017: Cumulative cost of repurchases $16.4 billion Shares repurchased 245.0 million Average repurchase price $66.96 December 2013 authorization of $8 billion: Amount remaining $3.3 billion 29 January 2017 period ended basic shares 318.3 million 1Q 2017 average diluted shares 319.8 million Share Repurchase 36% net share reduction since 2004 49 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 0 10 20 30 40 2005 2007 2009 2011 2013 2015 2017 YTD $ Billions Millions of Shares* Shares Repurchased Amount Spent

Pension and OPEB Expense ($ millions) 1Q 2017 Fiscal 2017 Forecast Previous Forecast Pension and OPEB Expense $2 ~ $35 ~ $30 Source: Deere & Company forecast as of 17 February 2017 (previous forecast as of 23 November 2016) 50

($ millions) Fiscal 2017 Forecast Previous Forecast Capital Expenditures ~ $600 ~ $600 Depreciation and Amortization ~ $850 ~ $850 Pension/OPEB Contributions ~ $100 ~ $100 Other Information Equipment Operations Source: Deere & Company forecast as of 17 February 2017 (previous forecast as of 23 November 2016) 51

Economic Update Other Selected Markets * Includes corn, wheat, rice, barley, sorghum, oilseeds, peanut, sugar, cotton Source: IHS Global Insight, February 2017 52 $0 $75 $150 $225 $300 2008 2011 2014 2017F US$ Billions China - Crop Value of Production* $0 $75 $150 $225 $300 2008 2011 2014 2017F US$ Billions India - Crop Value of Production*

($ per bushel except where noted) 2015/16 Estimate 2016/17 Projection Previous 2016/17 Corn $3.61 $3.40 $3.30 Soybeans $8.95 $9.50 $9.20 Wheat $4.89 $3.85 $3.70 Cotton ($ per pound) $0.61 $0.69 $0.67 U.S. Farm Commodity Prices Source: Deere & Company forecast as of 17 February 2017 (previous forecast as of 23 November 2016) 53

Source: USDA, 9 February 2017 U.S. Farm Commodity Prices 54 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $0 $4 $8 $12 $16 $20 2004 2006 2008 2010 2012 2014 2016 Cotton - $ per Pound $ per Bushel Cotton Wheat Corn Soybeans

(millions) 2015/16 Estimate 2016/17 Projection Corn 88.0 94.0 Soybeans 82.7 83.4 Wheat 55.0 50.2 Cotton 8.6 10.1 Source: Deere & Company forecast as of 17 February 2017 U.S. Acres Planted 55

(bushels per acre except where noted) 2015/16 Estimate 2016/17 Projection Corn 168.4 174.6 Soybeans 48.0 52.1 Wheat 43.6 52.6 Cotton (pounds per acre) 766 855 Source: Deere & Company forecast as of 17 February 2017 U.S. Crop Yields 56

U.S. Farm Cash Receipts ($ billions) 2015 2016 Forecast 2017 Forecast Previous 2017 Crops $185.7 $187.7 $186.7 $186.2 Livestock $189.8 $168.2 $168.2 $168.4 Government Payments $10.8 $13.0 $12.5 $12.5 Total Cash Receipts $386.3 $368.9 $367.4 $367.1 Source: 2015: USDA, 7 February 2017 2016F–2017F: Deere & Company forecast as of 17 February 2017 (previous forecast as of 23 November 2016) 57

U.S. Net Farm Cash Income ($ billions) 2015 2016 Forecast 2017 Forecast Previous 2017 Total Cash Receipts $386.3 $368.9 $367.4 $367.1 Other Farm-Related Income $34.3 $30.6 $34.4 $34.3 Gross Cash Income $420.6 $399.5 $401.8 $401.4 Cash Expenses ($315.9) ($307.6) ($308.3) ($299.0) Net Cash Income $104.7 $91.9 $93.5 $102.4 Source: 2015: USDA, 7 February 2017 2016F–2017F: Deere & Company forecast as of 17 February 2017 (previous forecast as of 23 November 2016) 58

U.S. Farm Balance Sheet Source: 1973–2015: USDA, 7 February 2017 2016F–2017F: Deere & Company forecast as of 17 February 2017 59 10% 15% 20% 25% 30% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 1973 1977 1981 1985 1989 1993 1997 2001 2005 2009 2013 2017F $ Billions Farm Debt Farm Equity Debt to Equity Ratio (%) Debt to Asset Ratio (%)

January 2017 Retail Sales and Dealer Inventories Retail Sales U.S. and Canada Ag Industry* Deere** 2WD Tractors (< 40 PTO hp) 15% Single digit 2WD Tractors (40 < 100 PTO hp) 9% More than the industry 2WD Tractors (100+ PTO hp) 30% More than the industry 4WD Tractors 40% More than the industry Combines 36% In line with the industry Deere Dealer Inventories*** U.S. and Canada Ag 2017 2016 2WD Tractors (100+ PTO hp) 38% 29% Combines 14% 10% * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** In units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers 60

Retail Sales U.S. and Canada Deere* Selected Turf & Utility Equipment Single digit Construction & Forestry First-in-the-Dirt Settlements Double digits Double digits January 2017 Retail Sales Retail Sales EU 28 Ag Deere* Tractors Double digits Combines Flat * Based on internal sales reports 61

Deere & Company’s 2Q 2017 earnings call is scheduled for 9:00 a.m. central time on Friday, 19 May 2017 62